UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2013
___________

NII HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-32421 (Commission File Number)	91-1671412 (IRS Employer Identification No.)

1875 Explorer Street, Suite 1000 Reston, Virginia (Address of principal executive offices)	20190 (Zip Code)

Registrant's telephone number, including area code: (703) 390-5100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 22, 2013, the board of directors (the “Board”) of NII Holdings, Inc. (the “Company”) took action to increase the number of directorships on the Board from eight to nine and to increase the number of directors in the class of directors whose current terms expire in 2014 from three to four. Concurrent with that action, the Board appointed Ricardo Knoepfelmacher to serve as a new director in the class of directors whose current terms expire in 2014. Mr. Knoepfelmacher has not been appointed to any committees of the Board.

Mr. Knoepfelmacher co-founded Angra Partners, a financial advisory firm, and has served as managing partner since 2009. Mr. Knoepfelmacher has extensive experience in the telecommunications industry, serving as president and chief executive officer of Brasil Telecom S.A. from 2005 to 2009 and Pegasus Telecom S.A. from 2000 to 2002.

Consistent with the compensation policies applicable to the Company's non-employee directors, Mr. Knoepfelmacher was granted 12,339 restricted shares of the Company's common stock, which is equal to the pro-rated portion of the 2013 annual grant to the Company's non-employee directors. The restricted shares will vest over a period of three years, with 33 1/3% vesting each year that Mr. Knoepfelmacher remains on the Board. The restricted shares, which were granted under the Company's 2012 Incentive Compensation Plan, will be subject to the terms and conditions of a restricted stock agreement that will be substantially the same as the form of agreement used in connection with prior grants of restricted stock to non-employee directors. Mr. Knoepfelmacher will also be entitled to cash compensation consistent with the Company's current compensation policies applicable to non-employee directors.

A copy of the press release announcing, among other things, the election of Mr. Knoepfelmacher is being filed as Exhibit 99.1.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Restated Certificate of Incorporation

As described in Item 5.07 of this Current Report, at the Company's 2013 annual meeting of stockholders (the “Annual Meeting” ), stockholders approved an amendment to the Company's Restated Certificate of Incorporation to declassify the Board and to eliminate obsolete provisions. This amendment became effective upon the filing of an Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate”) with the Secretary of the State of Delaware on May 22, 2013.

As described in the Company's Definitive Proxy Statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on April 9, 2013, beginning with the election of directors at the 2015 Annual Meeting, a majority of the Board will stand for election annually, and, beginning with the election of directors at the 2016 Annual Meeting, all directors of the Company will stand for election annually. In addition, the current obsolete provisions designating a class of Special Director Preferred Stock no longer required to be included in the Certificate of Incorporation and restricting the Company's ability to issue nonvoting equity securities have been eliminated.

The above summary is qualified in its entirety by reference to the Amended and Restated Certificate, which is attached as Exhibit 3.1 hereto, and is incorporated by reference herein.

Third Amended and Restated Bylaws

In connection with the foregoing, the Board also approved amendments to the Company's Bylaws to reflect the declassification of the Board, which became effective as of the filing of the Amended and Restated Certificate with the Secretary of the State of Delaware.

The above summary is qualified in its entirety by reference to the Fourth Amended and Restated Bylaws, which is attached as Exhibit 3.2 hereto and is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 22, 2013, the Company held its Annual Meeting, at which five proposals were submitted to and approved by its stockholders. The final voting results are as follows.

1.
Election of Directors. In an uncontested election, each of the following nominees was elected, by majority vote, to the Board of Directors for a three year term expiring in 2015. The following table reflects the voting results for each nominee:

	For	Against	Abstain	Broker Non-Votes
Donald Guthrie	104,457,999	25,395,435	57,593	25,414,996
Steven M. Shindler	128,092,378	1,291,779	526,870	25,414,996

2.
Advisory Vote on Executive Compensation. The stockholders advised that they agreed with the compensation of the Company's Named Executive Officers as disclosed in the Company's proxy statement by the following vote:

For	Against	Abstain	Broker Non-Votes
102,169,653	20,881,354	6,860,020	25,414,996

3.
Approve an increase in the authorized number of shares available for issuance under the 2012 Incentive Compensation Plan. The stockholders approved the increase in the authorized number of shares available for issuance under the 2012 Incentive Compensation Plan by the following vote:

For	Against	Abstain	Broker Non-Votes
68,936,353	60,914,774	59,900	25,414,996

4.
Approve the amendment of the Company's Restated Certificate of Incorporation. The stockholders approved the amendment of the Company's Restated Certificate of Incorporation to declassify the Board of Directors and to remove obsolete provisions by the following vote:

For	Against	Abstain	Broker Non-Votes
129,583,789	234,458	92,780	25,414,996

5.	Auditor Ratification. The appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2013 was ratified by the following vote:

For	Against	Abstain	Broker Non-Votes
154,204,825	1,046,352	74,846	N/A

Item 8.01. Other Events

On May 22, 2013, the Board separated the roles of Chairman of the Board and Chief Executive Officer and appointed Kevin L. Beebe, a current independent member of the Board, as the Company's independent Chairman of the Board, effective May 22, 2013. Mr. Beebe replaces Steven M. Shindler, who remains the Company's Chief Executive Officer and a member of the Board. With the appointment of an independent, non-executive Chairman, the role of lead independent director is no longer required and Carolyn Katz will no longer serve as lead independent director.

A copy of the press release announcing, among other things, the election Mr. Beebe as Chairman of the Board is being filed as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation, effective May 22, 2013
3.2	Fourth Amended and Restated Bylaws, effective May 22, 2013
99.1	Press Release dated May 23, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NII HOLDINGS, INC.
(Registrant)

Dated: May 23, 2013	By: /s/ SHANA C. SMITH
Shana C. Smith
Vice President and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation, effective May 22, 2013
3.2	Fourth Amended and Restated Bylaws, effective May 22, 2013
99.1	Press Release dated May 23, 2013